UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 1, 2012

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 1, 2012, RealD Inc. issued a press release announcing its estimated box office on RealD-enabled screens for the first four weeks of its fourth quarter of fiscal 2012. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release, dated February 1, 2012, entitled “Estimated Box Office on RealD-Enabled Screens for First Four Weeks of Q4 FY 2012”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

By:	/s/ Craig Gatarz
Craig Gatarz
Executive Vice President, General Counsel and Secretary

Date:  February 1, 2012